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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports dated January 21, 2000, included in this Form 10-K, into Boston Gas Company's previously filed Registration Statement Form S-3, File No. 33-60199.

                                          Arthur Andersen LLP

Boston, Massachusetts
March 14, 2000